EXHIBIT 10.3

EXHIBIT 2

Assets Owned by Score, Inc.

Score’s Digital Assets:

● ScoreCEO Website: www.scoreceo.com

Redirects to ScoreCEO.com

● Credit-repair-software-for-free.com

● Creditrepairfreesoftware.com

● Creditrepairsoftwareprogram.com

● Creditrepairsoftwareservices.com

● Disputeceo.com

● Free-credit-repair-software.com

● Free-creditsoftware.com

● Freecreditrepair-software.com

● Freecreditrepairautomation.com

● Score-software.com

● Scoreinc.com Website: www.scoreinc.com

Redirects to Scoreinc.com

● ScorewaySolution.com

● 10xyourcreditrepairbusiness.com

● Mydisputemail.com

● Credit Repair Summit Website: www.creditrepairsummit.com

Redirects to CRS

● Creditrepairseminars.com

Assets include, without limitation, all source codes and related coding.